Income Taxes (Details) - Schedule of significant components of deferred tax assets and liabilities - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets (liabilities):
Net operating loss carryover	$ 3,972	$ 1,776
Intangibles amortization	728	701
Accrued compensation		17
Stock compensation		21
Capital losses	4	196
Bad debt allowance	11	5
Other	16
Deferred revenue	(20)	(35)
Total deferred tax assets, net	4,711	2,681
Less: valuation allowance	(4,711)	(2,681)
Net deferred tax assets